Filed by Hampton Roads Bankshares, Inc.
pursuant to Rule 425 under the Securities Act of 1933,
as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended.

Subject Company: Shore Financial Corporation

Commission File No.: 000-23847UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 March 14, 2008

             Hampton Roads Bankshares, Inc.  ____
(Exact name of registrant as specified in its charter)

Virginia                                                   005-62335                                                       54-2053718
           (State or other jurisdiction                                  (Commission                                                   (IRS Employer
                                of incorporation)                                          File Number)                                                  Identification No.)

999 Waterside Drive, Suite 200, Norfolk, VA 23510
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                            Other Events.

On March 14, 2008, Hampton Roads Bankshares, Inc. paid a quarterly dividend in the amount of $0.11 per share to shareholders of record as of February 15, 2008.  A copy of the letter that accompanies the dividend checks and dividend reinvestment plan statements mailed to shareholders is filed as Exhibit 99.1 to this report.

Item 9.01                                           Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                           Title
99.1                              Letter to shareholders regarding dividend payment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Hampton Roads Bankshares, Inc.

Date    March 14, 2008                                                                                            By:    /s/ Jack W. Gibson
 Jack W. Gibson
President and Chief Executive Officer